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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): JULY 24, 2003



                          HOLLINGER INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)


          DELAWARE                       1-14164                 95-3518892
 (State or other Jurisdiction)         (Commission              (IRS Employer
       of Incorporation)               File Number)          Identification No.)


                       401 NORTH WABASH AVENUE, SUITE 740
                             CHICAGO, ILLINOIS 60611
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (312) 321-2299





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Item 5.           (Other Events)

         On July 24, 2003, Hollinger International Inc. issued a press release announcing the addition of two (2) new directors, Graham W. Savage and The Hon. Raymond G.H. Seitz, to its Board of Directors. In addition, the press release announced the appointment of Messrs. Savage and Seitz to the Special Committee of the Board of Directors. A copy of this press release is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

         (c)      Exhibits.

                  The following Exhibit is filed as part of this report:

                  Exhibit 99.1 Press release, dated July 24, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  July 24, 2003

                                 HOLLINGER INTERNATIONAL INC.


                                 By:  //s// Mark S. Kipnis
                                      --------------------
                                       Name:   Mark S. Kipnis
                                       Title:  Vice President, Corporate Counsel
                                               and Secretary



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                                  EXHIBIT INDEX

     Exhibit        Description

       99.1         Press release dated July 24, 2003.